UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-21380

Flaherty & Crumrine Total Return Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 800

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

R. Eric Chadwick

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 800

Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code: 626-795-7300

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

www.preferredincome.com

Annual Report
November 30, 2023

Flaherty & Crumrine Total Return Fund

To the Shareholders of Flaherty & Crumrine Total Return Fund (“FLC”):

Fiscal 2023 came to an end on November 30, 2023, closing out a year marked by historically high volatility for preferred and contingent capital (CoCo) securities. Fortunately, we ended the fiscal year (and calendar year) on a very positive note, but it was anything but a smooth ride. Total return1 on net asset value (“NAV”) was 2.0% for the fourth fiscal quarter2 and 2.0% for the full fiscal year. Total return on market price of Fund shares over the same periods was 1.6% and -5.5%, respectively.

TOTAL RETURN ON NET ASSET VALUE
For Periods Ended November 30, 2023
(Unaudited)

	Actual Returns			Average Annualized Returns
	Three Months	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund(1)
Flaherty & Crumrine Total Return Fund	2.0%	6.9%	2.0%	-2.6%	4.2%	6.0%	6.8%
Bloomberg US Aggregate Bond Index(2)	0.3%	-0.8%	1.2%	-4.5%	0.7%	1.4%	3.1%
S&P 500 Index(3)	1.7%	10.2%	13.8%	9.7%	12.5%	11.8%	9.9%

(1)Since inception on August 29, 2003.

(2)The Bloomberg US Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

(3)The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

Preferred and CoCo markets began 2023 with a strong rally, reversed course in fiscal Q2 into deep negative territory as a banking crisis and higher interest rates unfolded, and spent the rest of the year in recovery mode as banks slowly demonstrated with each earnings release that the crisis wasn’t expanding and interest rates stopped their relentless march higher. Treasury bills and money funds provided investors with nearly risk-free alternatives at attractive yields, which contributed to the challenges facing a credit market recovery.

Investors have spent the better part of two years trying to anticipate the Federal Reserve’s next move, and notably the timing of a “pivot” to rate cuts rather than increases. The Fed hiked rates five times during the fiscal year (including December 2022) for a total of 1.5%, and a cumulative total of 5.25% since the first tightening in March 2022. Markets initially met increases with skepticism as indicated by the near-record levels of Treasury yield-curve inversion, an indication that markets believed the Fed was likely to overshoot with rate hikes and push the economy into a recession. Investors finally relented in mid-2023 and adopted a “higher-for-longer” outlook, resulting in 10- and 30-year Treasury yields above 5% and a much less-inverted yield curve by mid-October.

1Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

2September 1, 2023 - November 30, 2023

The Fed’s rhetoric had begun to soften a bit by this point, along with modestly favorable inflation data, but it was the Federal Open Market Committee (FOMC) meeting on November 1 that gave investors hope for a near-term pivot. That outlook was solidified in mid-December when the FOMC projected larger than expected rate cuts in 2024. The result was a fierce Treasury rally (lower interest rates) over the last two calendar months of 2023 and a corresponding rally in nearly all risk assets (including preferreds and CoCos). From October 19 to calendar year end, 5-, 10-, and 30-year Treasury yields dropped by 111, 111, and 107 basis points to 3.85%, 3.88%, and 4.03%, respectively.

The fixed-reset coupon structure prevalent in preferred and CoCo securities, and corresponding “intermediate” average portfolio duration, was expected to dampen the effects of interest rate changes over an interest rate cycle. However, the sheer magnitude and speed of the moves in Treasury yields in 2022 and 2023 (from a very low starting point) resulted in much higher volatility, along with some unintended consequences in the economy. Fed policy is a tool used to influence the economy and investors have been laser-focused on it, but it is a blunt instrument at best, and longer-term market direction will be determined by a broader array of economic factors, including the effects of positive market reactions to a possible Fed pivot.

The regional banking panic was certainly an unintended consequence of this interest rate cycle, and banks with severe problems were quickly exposed. Preferred and CoCo markets are heavily concentrated in financials, and negative performance reflected the strong risk-off move related to banks in fiscal Q2. While most banks experienced some level of stress, notably on a mark-to-market basis for assets and higher funding costs for liabilities, we have consistently held that mismanagement was bank-specific and that the global banking system was strong and able to adjust to these disruptions. Regulatory actions to provide liquidity, along with bank-specific changes to sourcing deposits, have stabilized banking markets. It is also worth noting that the 100+ basis point drop in Treasury yields to end the calendar year should substantially improve the mark-to-market issues that have plagued banks throughout the year.

Insurance companies have experienced their own challenges, especially property and casualty underwriters, as worldwide weather events remained elevated and high inflation boosted claim costs. Broadly speaking, however, insurers have benefited from this interest rate cycle, and earnings have continued to be healthy. Insurance companies struggled in the low-rate environment that persisted for years, as they were unable to invest at attractive levels and net spread was squeezed. Although they too experienced some mark-to-market asset decline from the increase in interest rates, they also have benefited by investing incoming premiums at substantially better levels, and their liabilities have improved as discount rates increased.

Energy/Pipeline companies benefited from relative stability in commodity markets, along with improvements in system volume metrics. Earlier in this economic cycle they were forced to retrench as capital became more expensive and COVID disrupted their ability to launch new projects. The result was a sharp pullback in expenditure and improvement in cash flow and leverage metrics. While most would have enjoyed a continuation of pre-COVID growth trends, the discipline exhibited during this difficult time has improved credit metrics for fixed-income investors.

The Fund’s distributable income stabilized in the second half of the fiscal year as short-term rates steadied around current levels and reinvestment yields increased. The pace and size of rate hikes have caused leverage costs to increase materially and quickly over the last two fiscal years, but any move lower in short-term rates should similarly have an immediate positive effect on distributable income. The timing of Fed cuts remains uncertain, but slower inflation and the Fed’s most recent forecast are reasons for optimism. We believe the Fund’s current market discount to net asset value (NAV) is primarily driven by the distribution rate, so any increase in distributions should assist in narrowing those discounts. The Fund’s market price has traditionally traded significantly closer to NAV than it does currently, and we believe there is a path to return to those improved trading levels.

There is no question the last few years have been very challenging for investors, and we should not lose sight of the unique and material impact of the COVID pandemic on every aspect of the economy and markets. This economic cycle has been different than others, and there has been much on-the-job training (learning) required to address the widely varied consequences of COVID-era reactions and policies. Economic supply-demand imbalances have been new and unpredictable, while policymakers have been forced to rely mostly on traditional tools for guiding the economy. We are hopeful the policy choices in recent years, both good and bad, have brought us back to a more balanced economic state. Reducing the fear and uncertainty prevalent in recent years is critical to reducing market volatility moving forward.

Preferred and CoCo security yields have increased with interest rates over the past several years and provide an attractive level of income – much of which is qualified dividend income (QDI) that benefits from reduced tax rates. Although risks to the outlook remain, we believe there is opportunity in preferred and CoCo markets for long-term investors seeking income and solid credit quality and we are optimistic about the coming year.

Please read the discussion topics that follow for a broader discussion of our economic and credit outlook, and other matters of interest to shareholders.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

December 31, 2023

DISCUSSION TOPICS

(Unaudited)

Fund Performance

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV over both the recent six months and the Fund’s fiscal year. These components include: (a) total return on the Fund’s portfolio of securities; (b) the impact of utilizing leverage to enhance returns to shareholders and accretive impact of the Fund’s at-the-market program (“ATM Program”); and (c) Fund operating expenses. When these components are added together, they comprise total return on NAV. Past performance does not predict future results. Performance shown in the graphs and tables herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Components of FLC’s Total Return on NAV
for Periods Ended November 30, 2023

	Six Months[1]	One Year
Total Return on Unleveraged Securities Portfolio (including principal change and income)	5.5%	4.0%
Impact of Leverage (including leverage expense) and ATM Program	2.1%	-0.6%
Expenses (excluding leverage expense)	-0.7%	-1.4%
[1]Actual, not annualizedTotal Return on NAV	6.9%	2.0%

For the six-month and one-year periods ended November 30, 2023, the ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC)1,2 returned 4.4% and 4.8%, respectively. This index reflects various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

While our focus is primarily on managing the Fund’s investment portfolio, a shareholder’s actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. The table and chart below depict total return on net asset value and total return on market price over the preceding 10 fiscal years.

Average Annual Total Returns as of 11/30/23
	Average Annual
	1-Year	5-Year	10-Year
FLC at NAV	2.0%	4.2%	6.0%
FLC at Market Price	-5.5%	3.6%	5.3%
Benchmark Index	4.8%	3.5%	4.7%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares and taxable income when you receive distributions.

1The Fund’s Benchmark Index is the ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC), which includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. Index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

2The benchmarks from ICE Data Indices, LLC (“ICE Data”) are used with permission. ICE Data, its affiliates and their respective third-party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third-party providers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third-party suppliers do not sponsor, endorse, or recommend Flaherty & Crumrine Incorporated, or any of its products or services.

In a more perfect world, the market price of Fund shares and its NAV would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

U.S. Economic & Credit Outlook

The U.S. economy proved remarkably resilient in 2023 as it weathered higher interest rates and avoided a widely predicted recession. While fourth-quarter data is not yet available, Gross Domestic Product after inflation (real GDP) is expected to have grown about 2.6% in 2023 (Q4/Q4). That compares to just 0.7% in 2022, and it easily outpaced economists’ consensus forecast from a year ago for near-zero growth in 2023. Admittedly, we were among those expecting a mild recession in 2023. While we think it is too soon to conclude that the U.S. economy will escape recession entirely given uncertain lags in monetary policy, the odds of a soft landing have improved considerably. If a recession does arrive, we continue to expect a mild one.

Nonfarm payroll employment expanded solidly in 2023, posting an average monthly gain of 232,000 jobs over 11 months ending in November. The unemployment rate remained low, but higher labor participation helped slow growth in average hourly earnings to 4% YoY in November, about 1% lower than a year ago. Moreover, labor productivity surged, reducing unit labor cost and helping restrain inflation. More jobs, higher wages, and lower inflation drove sizable gains in real personal income in 2023.

Consumers responded by increasing spending, partly at the expense of saving. Real personal consumption expenditure (PCE) rose by 2.7% over 12 months ending in November, up from 0.9% a year earlier. Goods spending gave way to services spending as remaining COVID restrictions ended, which supported strong growth in services employment and allowed global supply chains for goods to catch up with demand. The saving rate rose slightly but remains below pre-pandemic levels, and it appears that excess savings accumulated in 2020-2021 have been largely spent. A low saving rate raises risk of a rapid pullback in spending should employment start to weaken.

Real residential investment rose in 3Q2023, but it remains down more than 19% from its peak in 1Q2021. As mortgage rates soared from under 3% in early 2021 to over 8% in October 2023 (they ended the year around 7%), housing affordability got crushed. New and existing home sales fell from over 7 million in 2021 to just 4.4 million units (annualized) in November, not far from the lows during the 2008-2009 housing bust. However, in a reversal from 2022’s drop in home prices, the Case-Shiller 20-city home price index is up almost 6% in 2023 through October. If interest rates fall further, home sales should rebound and prices could move considerably higher, which might reignite inflation in the second half of 2024.

Business investment was mixed in 2023. After a strong start, real business equipment spending slipped in Q3, and Q4 appears soft as well. In contrast, real investment in business structures surged in 2023 as manufacturers constructed facilities to “re-shore” production from overseas and took advantage of incentives authorized in the Inflation Reduction Act (IRA) and CHIPS and Science Act of 2022 (CHIPS). While structures investment should remain elevated, its pace of growth has already slowed substantially. Overall, we expect only modest growth in business investment in 2024.

Government consumption accelerated in 2023 on higher defense spending and faster payroll growth at state and local governments. Through the first three quarters of 2024, real government consumption rose by an average of 4.5%, outpacing overall GDP. With a presidential election coming in November and Congress narrowly divided, major new spending legislation appears unlikely until 2025, and we expect slower growth in government spending in 2024.

Nonetheless, the federal government continues to run large deficits (about 6.3% of GDP in fiscal year 2023) that must be financed with ever-increasing Treasury bill, note, and bond sales. An aging population, low birth rate, volatile immigration situation, and rising defense vulnerabilities—among other fiscal challenges—leave the current path of U.S. federal debt both unsustainable and without easy solutions. While this is not news, we think it will keep risk premiums above their pre-pandemic levels for some time.

Inflation slowed significantly in the second half of 2023. The PCE deflator excluding food and energy was up 3.2% over 12 months ending in November, compared to 5.5% a year earlier, and it was up just 1.9% over the past six months, in line with the Fed’s 2% target. The Consumer Price Index (CPI) is running 0.8-1.0% higher, but it too has been falling. There are many reasons why inflation has slowed, but we think chief among them are higher labor participation, stronger productivity growth, rapidly normalizing supply chains, waning fiscal stimulus, shrinking money supply, and, of course, significantly tighter monetary policy. While the first three supply-side factors may have further to run, we may already have reaped much of the inflation benefit from them. Likewise, the downturn in money supply started to reverse in mid-2023, and with the Fed contemplating a pivot in 2024, monetary policy could soon turn less restrictive.

We anticipate that inflation will continue to slow over the next several quarters, but we see risk from rising home prices and still-tight labor markets that could cause inflation to reverse course in the second half of 2024. It is too soon for the Fed to declare victory over inflation just yet.

The Federal Reserve first slowed the pace of rate hikes, paused in June, and made its final 2023 hike in July, bringing the current fed funds target to 5.25-5.50%. As inflation slowed, real short-term rates rose, further tightening financial conditions, which peaked just prior to the November 1 FOMC meeting. Since then, the Fed’s tone softened and inflation slowed, which sparked strong rallies in both stocks and bonds and reversed the tightening in financial conditions since July. As noted above, we think that inflation remains a risk and the easing in financial conditions has run too far. We expect the Fed to cut rates in 2024, but later and more cautiously than markets currently anticipate. A resilient economy, rising Treasury supply, ongoing balance sheet reduction by the Fed, and renewed issuance of corporate bonds in response to the decline in interest rates in late 2023 should put moderate upward pressure on intermediate- and long-term yields, at least in the opening months of 2024.

Credit spreads were volatile in 2023, tightening in January and February until bank failures in March and April pushed spreads sharply wider. As those worries receded, spreads narrowed through the summer before widening again as interest rates surged and risk premiums rose. Lower inflation and prospects for a Fed pivot pushed spreads tighter in Q4. They ended 2023 back around summer lows, modestly tighter than at the beginning of the year.

Fundamental credit metrics remain healthy. Aggregate nonfinancial corporate balance sheets show good liquidity, modest interest expense relative to earnings, and cash flow exceeding investment spending. However, bank loan performance has deteriorated in recent quarters. Charge-offs and delinquencies increased modestly in most loan categories, but there are areas of sharper deterioration. Not surprisingly, commercial office loans are under stress from low occupancy rates, although other commercial real estate loans generally are performing well. Commercial and industrial loans also show little strain. However, consumer loan delinquencies and charge-offs are up considerably. Although higher delinquencies and charge-offs always merit attention, they are up from unusually low levels, and banks have been expecting them. For the past two years, banks increased loan-loss reserves in anticipation of a possible recession. We think they are well prepared to manage a possible downturn in the credit cycle.

Looking ahead, we expect the U.S. economy to experience a growth slowdown and gradually falling inflation that results in rate cuts beginning around mid-2024. However, ongoing inflation pressure from a tight labor market and rising home prices should limit rate cuts to 0.50-1.00%, not the 1.25-1.50% that markets currently anticipate. We expect intermediate- and long-term Treasury yields to end 2024 near current levels. Short-term rates should closely follow cuts to the fed funds target, leaving the yield curve less inverted or slightly positive. Slower economic growth should push credit spreads modestly wider. If that is right, 2024 probably will not see a major preferred market rally, but it should be a good year. And if Fed rate cuts cause the Fund’s cost of leverage to decline sooner or by more than we expect, it could be a very good year.

Federal Tax Advantages of 2023 Calendar Year Distributions

In calendar year 2023, approximately 98.9% of distributions made by the Fund was eligible for treatment as qualified dividend income, or QDI. Depending on an individual’s level of income, QDI can be taxed at a rate of 0%, 15% or 20%.

For an individual in the 32% marginal tax bracket, this means that the Fund’s total distributions will only be taxed at a blended 15.2% rate versus the 32% rate which would apply to distributions by a fund investing in traditional corporate bonds. This tax advantage means that, all other things being equal, for every $100 distribution that such individual receives from the Fund for the calendar year, the same individual would have had to receive approximately $125 in distributions from a fully-taxable bond fund to net the same after-tax amount as the distributions paid by the Fund.

For detailed information about tax treatment of particular distributions received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.

Corporate shareholders also receive a federal tax benefit from the 43.5% of distributions that were eligible for the inter-corporate dividends received deduction, or DRD.

It is important to remember that composition of the portfolio and income distributions can change from one year to the next, and that the QDI or DRD portions of 2024’s distributions may not be the same (or even similar) to 2023.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OVERVIEW

November 30, 2023 (Unaudited)

Additional portfolio information of interest to shareholders is available on the Fund’s website at www.preferredincome.com

Fund Statistics
Net Asset Value	$16.32
Market Price	$14.22
Discount	12.87%
Yield on Market Price†	7.05%
Common Stock Shares Outstanding	10,456,821

†November 2023 dividend of $0.0835 per share,
annualized, divided by Market Price.

Security Ratings*	% of Managed Assets
A	0.4%
BBB	41.2%
BB	37.2%
Below “BB”	0.7%
Not Rated**	14.9%

Portfolio Ratings Guidelines	% of Managed Assets
Security Rated Below Investment Grade by All***	32.2%
Issuer or Senior Debt Rated Below Investment Grade by All****	5.1%

*Ratings are from Moody’s Investors Service, Inc.

**“Not Rated” securities are those with no ratings available from Moody’s. Excludes common stock and money market fund investments and net other assets and liabilities of 5.6%.

***Security rating below investment grade by all of Moody’s, S&P Global Ratings, and Fitch Ratings.

****Security rating and issuer’s senior unsecured debt or issuer rating are below investment grade by all of Moody’s, S&P, and Fitch. The Fund’s investment policy currently limits such securities to 10% of Net Assets.

Industry Categories	% of Managed Assets

Top 10 Holdings by Issuer	% of Managed Assets
MetLife Inc	3.9%
Societe Generale SA	3.8%
BNP Paribas	3.5%
Liberty Mutual Group	3.5%
Energy Transfer LP	3.2%
Wells Fargo & Company	3.2%
Morgan Stanley	3.0%
Citigroup Inc	2.8%
HSBC Holdings PLC	2.1%
Banco Bilbao Vizcaya Argentaria SA	2.1%

% of Managed Assets*****
Holdings Generating Qualified Dividend Income (QDI) for Individuals	64%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	40%

*****This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation. See accompanying notes to financial statements for tax characterization of 2023 distributions.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS

November 30, 2023

Shares/$ Par		Value
Preferred Stock & Hybrid Preferred Securities§ — 70.8%
	Banking — 32.8%
$675,000	American AgCredit Corporation, 5.25% to 06/15/26 then T5Y + 4.50%, Series A, 144A****	$627,750	*(1)(2)
	Bank of America Corporation:
$1,990,000	5.875% to 03/15/28 then TSFR3M + 3.19261%, Series FF	1,823,376	*(1)(2)(3)
$2,300,000	6.125% to 04/27/27 then T5Y + 3.231%, Series TT	2,241,568	*(1)(2)(3)
23,546	Cadence Bank, 5.50%, Series A	439,839	*(1)
	Capital One Financial Corporation:
17,820	5.00%, Series I	323,255	*(1)(2)
$1,180,000	3.95% to 09/01/26 then T5Y + 3.157%, Series M	895,127	*(1)(2)
	Citigroup, Inc.:
$600,000	3.875% to 02/18/26 then T5Y + 3.417%, Series X	523,608	*(1)(2)
$300,000	4.00% to 12/10/25 then T5Y + 3.597%, Series W	269,465	*(1)
$450,000	4.15% to 11/15/26 then T5Y + 3.00%, Series Y	372,842	*(1)
$450,000	4.70% to 01/30/25 then TSFR3M + 3.4956%, Series V	409,810	*(1)
$1,120,000	5.95% to 05/15/25 then TSFR3M + 4.16661%, Series P	1,083,070	*(1)(2)
$1,550,000	7.375% to 05/15/28 then T5Y + 3.209%, Series Z	1,536,670	*(1)(2)(3)
151,138	TSFR3M + 4.30161%, 9.69643%(4), Series J	3,899,360	*(1)(2)
	Citizens Financial Group, Inc.:
49,100	6.35% to 04/06/24 then TSFR3M + 3.90361%, Series D	1,184,292	*(1)(2)
$1,300,000	6.375% to 04/06/24 then TSFR3M + 3.41861%, Series C	1,118,633	*(1)(2)
	CoBank ACB:
17,500	6.20% to 01/01/25 then TSFR3M + 4.0056%, Series H, 144A****	1,690,938	*(1)(2)
$609,000	6.25% to 10/01/26 then TSFR3M + 4.9216%, Series I, 144A****	579,926	*(1)(2)
$1,150,000	Comerica, Inc., 5.625% to 10/01/25 then T5Y + 5.291%, Series A	1,049,972	*(1)(2)(3)
$285,000	Compeer Financial ACA, 4.875% to 08/15/26 then T5Y + 4.10%, Series B-1, 144A****	263,625	*(1)
47,900	ConnectOne Bancorp, Inc., 5.25% to 09/01/26 then T5Y + 4.42%, Series A	878,486	*(1)(2)
39,000	Dime Community Bancshares, Inc., 5.50%, Series A	686,400	*(1)
	Fifth Third Bancorp:
67,291	6.00%, Series A	1,616,330	*(1)(2)
169,409	6.625% to 12/31/23 then TSFR3M + 3.97161%, Series I	4,253,860	*(1)(2)
19,620	First Citizens BancShares, Inc., 5.375%, Series A	397,305	*(1)
	First Horizon Corporation:
21,200	6.50%, Series E	445,200	*(1)
3	FT Real Estate Securities Company, 9.50% 03/31/31, Series B, 144A****	3,510,000
875	First Horizon Bank, TSFR3M + 1.11161%, min 3.75%, 6.51781%(4), Series A, 144A****	542,500	*(1)
11,400	Fulton Financial Corporation, 5.125%, Series A	182,172	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2023

Shares/$ Par		Value
	Goldman Sachs Group:
$300,000	4.95% to 02/10/25 then T5Y + 3.224%, Series R	$283,901	*(1)
$830,000	5.50% to 08/10/24 then T5Y + 3.623%, Series Q	821,521	*(1)(2)
7,937	6.375% to 05/10/24 then TSFR3M + 3.81161%, Series K	200,409	*(1)(2)
$565,000	7.50% to 02/10/29 then T5Y + 3.156%, Series W	574,634	*(1)
42,600	Heartland Financial USA, Inc., 7.00% to 07/15/25 then T5Y + 6.675%, Series E	1,046,256	*(1)(2)
	HSBC Holdings PLC:
$1,400,000	HSBC Capital Funding LP, 10.176% to 06/30/30 then 3ML + 4.98%, 144A****	1,708,101	(1)(2)(3)(5)
	Huntington Bancshares, Inc.:
$405,000	4.45% to 10/15/27 then T7Y + 4.045%, Series G	345,152	*(1)
$1,175,000	5.625% to 07/15/30 then T10Y + 4.945%, Series F	1,031,715	*(1)(2)
43,600	6.875% to 04/15/28 then T5Y + 2.704%, Series J	1,045,528	*(1)(2)
$1,400,000	TSFR3M + 3.14161%, 8.53548%(4), Series E	1,258,717	*(1)(2)
	JPMorgan Chase & Company:
$850,000	3.65% to 06/01/26 then T5Y + 2.85%, Series KK	767,336	*(1)(2)
$1,000,000	6.125% to 04/30/24 then TSFR3M + 3.59161%, Series U	998,071	*(1)
$1,681,000	6.75% to 02/01/24 then TSFR3M + 4.04161%, Series S	1,681,886	*(1)(2)(3)
$750,000	TSFR3M + 3.56161%, 8.93873%(4), Series R	755,409	*(1)(2)
	KeyCorp:
78,103	6.125% to 12/15/26 then TSFR3M + 4.15361%, Series E	1,688,587	*(1)(2)
36,400	6.20% to 12/15/27 then T5Y + 3.132%, Series H	738,556	*(1)(2)
	M&T Bank Corporation:
$725,000	3.50% to 09/01/26 then T5Y + 2.679%, Series I	518,820	*(1)(2)
23,066	5.625% to 12/15/26 then TSFR3M + 4.2816%, Series H	563,964	*(1)(2)
$3,500,000	6.45% to 02/15/24 then TSFR3M + 3.87161%, Series E	3,410,303	*(1)(2)(3)
21,000	Merchants Bancorp, 6.00% to 10/01/24 then 3ML + 4.569%, Series B	464,730	*(1)
	Morgan Stanley:
213,700	5.85%, Series K	5,017,676	*(1)(2)
89,000	6.875%, Series F	2,251,700	*(1)(2)
35,823	7.125%, Series E	904,173	*(1)(2)
$540,000	TSFR3M + 3.42161%, 8.83104%(4), Series N	549,244	*(1)(2)(3)
235,200	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	5,449,584	*(1)(2)
67,000	Northpointe Bancshares, Inc., 8.25% to 12/30/25 then TSFR3M + 7.99%, Series A	1,623,075	*(1)
	PNC Financial Services Group, Inc.:
$400,000	3.40% to 09/15/26 then T5Y + 2.595%, Series T	307,572	*(1)
$1,450,000	6.00% to 05/15/27 then T5Y + 3.00%, Series U	1,302,706	*(1)(2)(3)
$760,000	6.20% to 09/15/27 then T5Y + 3.238%, Series V	719,669	*(1)(2)(3)
$1,365,000	6.25% to 03/15/30 then T7Y + 2.808%, Series W	1,193,697	*(1)(2)(3)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2023

Shares/$ Par		Value
	Regions Financial Corporation:
125,350	5.70% to 08/15/29 then TSFR3M + 3.4096%, Series C	$2,489,451	*(1)(2)
$65,000	5.75% to 09/15/25 then T5Y + 5.426%, Series D	61,530	*(1)
55,500	Synchrony Financial, 5.625%, Series A	924,075	*(1)(2)
91,848	Synovus Financial Corporation, 5.875% to 07/01/24 then T5Y + 4.127%, Series E	2,144,651	*(1)(2)(3)
35,900	Texas Capital Bancshares Inc., 5.75%, Series B	655,175	*(1)(2)
	Truist Financial Corporation:
$870,000	4.95% to 12/01/25 then T5Y + 4.605%, Series P	825,002	*(1)(2)
$585,000	5.10% to 09/01/30 then T10Y + 4.349%, Series Q	506,025	*(1)(2)
38,203	Valley National Bancorp, TSFR3M + 3.8396%, 9.22969%(4), Series B	871,792	*(1)(2)
25,000	Washington Federal, Inc., 4.875%, Series A	356,500	*(1)(2)
13,416	Webster Financial Corporation, 6.50%, Series G	297,164	*(1)
	Wells Fargo & Company:
53,000	4.25%, Series DD	921,670	*(1)(2)
41,000	4.70%, Series AA	792,940	*(1)(2)
325	7.50%, Series L	363,350	*(1)
$925,000	3.90% to 03/15/26 then T5Y + 3.453%, Series BB	835,087	*(1)(2)
$1,250,000	5.875% to 06/15/25 then 9.865%, Series U	1,234,433	*(1)(2)
106,200	6.625% to 03/15/24 then 10.315%, Series R	2,652,876	*(1)(2)
$2,400,000	7.625% to 09/15/28 then T5Y + 3.606%, Series EE	2,466,022	*(1)
49,000	WesBanco, Inc., 6.75% to 11/15/25 then T5Y + 6.557%, Series A	1,158,850	*(1)(2)
25,300	Western Alliance Bancorp, 4.25% to 09/30/26 then T5Y + 3.452%, Series A	414,667	*(1)
48,000	Wintrust Financial Corporation, 6.875% to 07/15/25 then T5Y + 6.507%, Series E	1,179,360	*(1)(2)
$1,800,000	Zions Bancorporation, TSFR3M + 4.7016%, 10.11104%(4), Series J	1,717,327	*(1)(2)
		94,936,018
	Financial Services — 3.3%
$2,530,000	AerCap Holdings NV, 5.875% to 10/10/24 then T5Y + 4.535%, 10/10/79	2,447,238	**(2)(5)
	Ally Financial, Inc.:
$1,390,000	4.70% to 05/15/26 then T5Y + 3.868%, Series B	982,672	*(1)(2)(3)
$925,000	4.70% to 05/15/28 then T7Y + 3.481%, Series C	598,545	*(1)(2)
$775,000	American Express Company, 3.55% to 09/15/26 then T5Y + 2.854%, Series D	655,286	*(1)(2)
15,400	Carlyle Finance LLC, 4.625% 05/15/61	276,584
$880,000	Discover Financial Services, 6.125% to 09/23/25 then T5Y + 5.783%, Series D	818,802	*(1)(2)
	General Motors Financial Company:
$800,000	5.70% to 09/30/30 then T5Y + 4.997%, Series C	704,338	*(1)(2)
$610,000	5.75% to 09/30/27 then 3ML + 3.598%, Series A	512,400	*(1)(2)
$1,000,000	6.50% to 09/30/28 then 3ML + 3.436%, Series B	873,371	*(1)(2)
21,000	Raymond James Financial, Inc., 6.375% to 07/01/26 then TSFR3M + 4.3496%, Series B	523,740	*(1)(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2023

Shares/$ Par		Value
	Stifel Financial Corp.:
21,000	4.50%, Series D	$350,700	*(1)
29,000	6.25%, Series B	681,210	*(1)(2)
		9,424,886
	Insurance — 18.2%
67,000	American Equity Investment Life Holding Company, 5.95% to 12/01/24 then T5Y + 4.322%, Series A	1,512,190	*(1)(2)
$2,150,000	American International Group, Inc., 8.175% to 05/15/38 then 3ML + 4.195%, 05/15/58, Series A-6	2,363,112
25,000	Aspen Insurance Holdings Ltd., 5.625%	511,000	**(1)(2)(5)
19,300	Assurant, Inc., 5.25% 01/15/61	377,701
	Athene Holding Ltd.:
28,800	4.875%, Series D	494,208	**(1)(2)(5)
120,000	6.35% to 06/30/29 then 3ML + 4.253%, Series A	2,859,600	**(1)(2)(5)
$880,000	AXIS Specialty Finance LLC, 4.90% to 01/15/30 then T5Y + 3.186%, 01/15/40	727,212	(2)(5)
	Chubb Ltd.:
$1,440,000	Ace Capital Trust II, 9.70% 04/01/30	1,651,100	(2)(3)
16,100	CNO Financial Group, Inc., 5.125% 11/25/60	280,945
224,200	Delphi Financial Group, TSFR3M + 3.45161%, 8.83133%(4), 05/15/37	5,016,475	(2)(3)
	Enstar Group Ltd.:
61,000	7.00% to 09/01/28 then 3ML + 4.015%, Series D	1,508,530	**(1)(2)(5)
$720,000	Enstar Finance LLC, 5.50% to 01/15/27 then T5Y + 4.006%, 01/15/42	592,461	(2)(5)
$575,000	Enstar Finance LLC, 5.75% to 09/01/25 then T5Y + 5.468%, 09/01/40	535,710	(2)(5)
$150,000	Equitable Holdings, Inc., 4.95% to 12/15/25 then T5Y + 4.736%, Series B	141,755	*(1)
$1,519,000	Everest Reinsurance Holdings, TSFR3M + 2.6466%, 8.02633%(4), 05/15/37	1,287,350	(2)(3)
$1,590,000	Global Atlantic Fin Company, 4.70% to 10/15/26 then T5Y + 3.796%, 10/15/51, 144A****	1,321,769	(2)(3)
15,800	Jackson Financial, Inc., 8.00% to 03/30/28 then T5Y + 3.728%, Series A	395,316	*(1)
$1,000,000	Kuvare US Holdings, Inc., 7.00% to 05/01/26 then T5Y + 6.541%, 02/17/51, Series A, 144A****	1,012,500	*
	Liberty Mutual Group:
$6,351,000	7.80% 03/15/37, 144A****	6,187,114	(2)(3)
$940,000	4.125% to 12/15/26 then T5Y + 3.315%, 12/15/51, 144A****	767,225	(2)(3)
	Lincoln National Corporation:
21,200	9.00%, Series D	555,440	*(1)(2)
$530,000	9.25% to 03/01/28 then T5Y + 5.318%, Series C	554,539	*(1)(2)
	MetLife, Inc.:
$5,335,000	9.25% 04/08/38, 144A****	5,919,358	(2)(3)
$3,640,000	10.75% 08/01/39	4,730,835	(2)(3)
$577,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	605,283	(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2023

Shares/$ Par		Value
	Prudential Financial, Inc.:
$1,065,000	6.00% to 09/01/32 then T5Y + 3.234%, 09/01/52	$1,008,107	(2)(3)
$400,000	6.75% to 03/01/33 then T5Y + 2.848%, 03/01/53	398,777	(2)
34,725	Reinsurance Group of America, Inc., 7.125% to 10/15/27 then T5Y + 3.456%, 10/15/52	908,753	(2)
	SBL Holdings, Inc.:
$1,500,000	6.50% to 11/13/26 then T5Y + 5.62%, Series B, 144A****	904,028	*(1)(2)(3)
$1,300,000	7.00% to 05/13/25 then T5Y + 5.58%, Series A, 144A****	830,391	*(1)(2)
	Unum Group:
$5,803,000	Provident Financing Trust I, 7.405% 03/15/38	5,853,583	(2)(3)
33,000	Voya Financial, Inc., 5.35% to 09/15/29 then T5Y + 3.21%, Series B	785,070	*(1)(2)
		52,597,437
	Utilities — 6.4%
	Algonquin Power & Utilities Corporation:
$800,000	4.75% to 04/18/27 then T5Y + 3.249%, 01/18/82, Series 2022-B	658,624	(2)(5)
94,110	6.20% to 07/01/24 then 3ML + 4.01%, 07/01/79, Series 2019-A	2,352,750	(2)(5)
	Commonwealth Edison:
$2,794,000	COMED Financing III, 6.35% 03/15/33	2,789,013	(2)(3)
$650,000	Dominion Energy, Inc., 4.35% to 04/15/27 then T5Y + 3.195%, Series C	559,935	*(1)(2)
	Edison International:
$1,733,000	5.00% to 03/15/27 then T5Y + 3.901%, Series B	1,589,269	*(1)
$560,000	5.375% to 03/15/26 then T5Y + 4.698%, Series A	519,264	*(1)
$2,940,000	Emera, Inc., 6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016-A	2,854,073	(2)(5)
40,000	NiSource, Inc., 6.50% to 03/15/24 then T5Y + 3.632%, Series B	1,005,200	*(1)(2)
	Sempra:
$1,000,000	4.125% to 04/01/27 then T5Y + 2.868%, 04/01/52	815,408	(2)(3)
$1,400,000	4.875% to 10/15/25 then T5Y + 4.55%, Series C	1,344,941	*(1)(2)(3)
	Southern California Edison:
$840,000	TSFR3M + 4.46061%, 9.83773%(4), Series E	843,360	*(1)(2)(3)
176	SCE Trust II, 5.10%, Series G	3,448	*(1)
44,140	SCE Trust V, 5.45% to 03/15/26 then TSFR3M + 4.05161%, Series K	1,035,524	*(1)(2)
43,600	SCE Trust VII, 7.50%, Series M	1,093,052	*(1)
$832,000	Southern Company, 3.75% to 09/15/26 then T5Y + 2.915%, 09/15/51, Series 2021-A	730,575	(2)
$185,000	Vistra Corporation, 7.00% to 12/15/26 then T5Y + 5.74%, Series B, 144A****	175,891	*(1)
		18,370,327
	Energy — 5.5%
	Enbridge, Inc.:
$1,500,000	6.00% to 01/15/27 then TSFR3M + 4.15161%, 01/15/77, Series 2016-A	1,363,998	(2)(3)(5)
$1,000,000	8.50% to 01/15/34 then T5Y + 4.431%, 01/15/84 , Series 2023-B	1,005,676	(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2023

Shares/$ Par		Value
	Energy Transfer LP:
$2,071,000	7.125% to 05/15/30 then T5Y + 5.306%, Series G	$1,838,986	(1)(2)(3)
187,800	7.60% to 05/15/24 then TSFR3M + 5.4226%, Series E	4,717,536	(1)(2)(3)
106,314	TSFR3M + 4.7916%, 10.17133%(4), Series C	2,731,207	(1)(2)(3)
2,100	TSFR3M + 4.9996%, 10.37933%(4), Series D	54,054	(1)
$1,000,000	Enterprise Products Operating L.P., 5.25% to 08/16/27 then TSFR3M + 3.29461%, 08/16/77, Series E	918,984	(2)(3)
45,500	NuStar Logistics LP, TSFR3M + 6.99561%, 12.38948%(4), 01/15/43	1,221,675	(2)
	Transcanada Pipelines, Ltd.:
$2,250,000	5.50% to 09/15/29 then TSFR3M + 4.41561%, 09/15/79	1,883,690	(2)(3)(5)
$300,000	5.875% to 08/15/26 then 3ML + 4.64%, 08/15/76, Series 2016-A	281,420	(2)(3)(5)
		16,017,226
	Communication — 1.0%
$500,000	British Telecommunications PLC, 4.875% to 11/23/31 then T5Y + 3.493%, 11/23/81, 144A****	414,674	(2)(5)
$1,860,000	Paramount Global, 6.375% to 03/30/27 then T5Y + 3.999%, 03/30/62	1,498,555	(2)(3)
$900,000	Vodafone Group PLC, 7.00% to 04/04/29 then SW5 + 4.873%, 04/04/79	911,265	(2)(5)
		2,824,494
	Real Estate Investment Trust (REIT) — 1.5%
4,540	Annaly Capital Management, Inc., TSFR3M + 5.2546%, 10.64943%(4), Series F	113,455	(1)
	Arbor Realty Trust, Inc.:
9,792	6.375%, Series D	162,155	(1)
67,100	6.25% to 10/30/26 then TSFR3M + 5.44%, Series F	1,274,900	(1)(2)
95,536	KKR Real Estate Finance Trust, Inc., 6.50%, Series A	1,724,425	(1)(2)
30,000	New York Mortgage Trust, Inc., 6.875% to 10/15/26 then TSFR3M + 6.13%, Series F	561,900	(1)
28,200	TPG RE Finance Trust, Inc., 6.25%, Series C	391,134	(1)
		4,227,969
	Miscellaneous Industries — 2.1%
47,920	Apollo Global Management, Inc., 7.625% to 12/15/28 then T5Y + 3.226%, 09/15/53	1,256,463
$440,000	Apollo Management Holdings LP, 4.95% to 12/17/24 then T5Y + 3.266%, 01/14/50, 144A****	397,727
	Land O’ Lakes, Inc.:
$1,500,000	7.00%, Series C, 144A****	1,117,500	*(1)(2)
$4,350,000	7.25%, Series B, 144A****	3,414,750	*(1)(2)
		6,186,440
	Total Preferred Stock & Hybrid Preferred Securities (Cost $224,410,504)	204,584,797

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2023

Shares/$ Par		Value
Contingent Capital Securities† — 21.2%
	Banking — 21.2%
$2,550,000	Australia & New Zealand Banking Group Ltd., 6.75% to 06/15/26 then ISDA5 + 5.168%, 144A****	$2,514,885	**(1)(2)(5)
	Banco Bilbao Vizcaya Argentaria SA:
$3,000,000	6.125% to 11/16/27 then SW5 + 3.87%	2,553,497	**(1)(2)(3)(5)
$1,000,000	6.50% to 03/05/25 then T5Y + 5.192%, Series 9	959,295	**(1)(2)(5)
$1,800,000	9.375% to 09/19/29 then T5Y + 5.099%, Series 12	1,836,405	**(1)(5)
	Banco Mercantil del Norte SA:
$800,000	6.625% to 01/24/32 then T10Y + 5.034%, 144A****	664,800	**(1)(2)(5)
$1,077,000	7.50% to 06/27/29 then T10Y + 5.47%, 144A****	983,883	**(1)(2)(3)(5)
$710,000	7.625% to 01/10/28 then T10Y + 5.353%, 144A****	663,479	**(1)(2)(5)
	Banco Santander SA:
$6,200,000	4.75% to 05/12/27 then T5Y + 3.753%, 144A****	4,846,179	**(1)(2)(3)(5)
$1,000,000	9.625% to 11/21/33 then T5Y + 5.298%, 144A****	1,046,250	**(1)(5)
	Barclays Bank PLC:
$475,000	4.375% to 09/15/28 then T5Y + 3.41%	351,209	**(1)(5)
$1,720,000	6.125% to 06/15/26 then T5Y + 5.867%	1,597,405	**(1)(2)(3)(5)
$2,285,000	8.00% to 06/15/24 then T5Y + 5.672%	2,253,489	**(1)(2)(5)
$485,000	8.00% to 09/15/29 then T5Y + 5.431%	453,772	**(1)(5)
$785,000	9.625% to 06/15/30 then SOFR5Y + 5.775%	788,532	**(1)(5)
$670,000	BBVA Bancomer SA, 5.875% to 09/13/29 then T5Y + 4.308%, 09/13/34, 144A****	602,699	(2)(3)(5)
	BNP Paribas:
$475,000	4.625% to 02/25/31 then T5Y + 3.34%, 144A****	360,341	**(1)(5)
$7,830,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	7,792,634	**(1)(2)(5)
$970,000	7.75% to 08/16/29 then T5Y + 4.899%, 144A****	956,734	**(1)(2)(5)
$511,000	8.50% to 08/14/28 then T5Y + 4.354%, 144A****	519,868	**(1)(5)
$560,000	9.25% to 11/17/27 then T5Y + 4.969%, 144A****	589,331	**(1)(2)(5)
	Credit Agricole SA:
$480,000	4.75% to 09/23/29 then T5Y + 3.237%, 144A****	385,434	**(1)(5)
$395,000	7.875% to 01/23/24 then SW5 + 4.898%, 144A****	395,691	**(1)(2)(5)
$400,000	Deutsche Bank AG, 6.00% to 04/30/26 then T5Y + 4.524%	352,060	**(1)(5)
	HSBC Holdings PLC:
$500,000	6.00% to 05/22/27 then ISDA5 + 3.746%	455,822	**(1)(2)(5)
$4,265,000	6.50% to 03/23/28 then ISDA5 + 3.606%	3,893,561	**(1)(2)(3)(5)
$775,000	ING Groep NV, 3.875% to 11/16/27 then T5Y + 2.862%	587,015	**(1)(2)(5)
	Lloyds Banking Group PLC:
$2,750,000	7.50% to 09/27/25 then SW5 + 4.496%	2,656,927	**(1)(2)(3)(5)
$1,800,000	8.00% to 03/27/30 then T5Y + 3.913%	1,709,241	**(1)(2)(3)(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2023

Shares/$ Par		Value
$730,000	Macquarie Bank Ltd., 6.125% to 03/08/27 then SW5 + 3.703%, 144A****	$660,609	**(1)(2)(3)(5)
$425,000	NatWest Group PLC, 4.60% to 12/28/31 then T5Y + 3.10%	299,212	**(1)(5)
	Societe Generale SA:
$1,000,000	4.75% to 05/26/26 then T5Y + 3.931%, 144A****	849,140	**(1)(2)(5)
$1,000,000	5.375% to 11/18/30 then T5Y + 4.514%, 144A****	763,661	**(1)(2)(5)
$6,000,000	6.75% to 04/06/28 then SW5 + 3.929%, 144A****	5,066,202	**(1)(2)(3)(5)
$4,240,000	9.375% to 05/22/28 then T5Y + 5.385%, 144A****	4,253,937	**(1)(2)(3)(5)
	Standard Chartered PLC:
$450,000	4.75% to 07/14/31 then T5Y + 3.805%, 144A****	344,140	**(1)(5)
$2,420,000	7.75% to 02/15/28 then T5Y + 4.976%, 144A****	2,404,120	**(1)(2)(3)(5)
	UBS Group AG:
$675,000	4.375% to 02/10/31 then T5Y + 3.313%, 144A****	505,545	**(1)(2)(3)(5)
$850,000	4.875% to 02/12/27 then T5Y + 3.404%, 144A****	737,310	**(1)(2)(5)
$210,000	9.25% to 11/13/33 then T5Y + 4.758%, 144A****	223,109	**(1)(5)
$2,500,000	UBS Group Funding Switzerland AG, 7.00% to 01/31/24 then SW5 + 4.344%, 144A****	2,494,511	**(1)(2)(3)(5)
		61,371,934
	Total Contingent Capital Securities (Cost $66,896,597)	61,371,934

Corporate Debt Securities§ — 2.4%
	Banking — 0.1%
10,900	Zions Bancorporation, TSFR3M + 4.1516%, 9.56104%(4), 09/15/28, Sub Notes	274,898
		274,898
	Insurance — 1.2%
$3,000,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	3,044,628	(2)(3)
$500,000	Universal Insurance Holdings, Inc., 5.625% 11/30/26	446,527
		3,491,155
	Communication — 0.3%
	Qwest Corporation:
29,941	6.50% 09/01/56	317,674
41,820	6.75% 06/15/57	463,366	(2)
		781,040
	Miscellaneous Industries — 0.8%
$2,160,000	Pulte Group, Inc., 7.875% 06/15/32	2,443,421	(2)(3)
		2,443,421
	Total Corporate Debt Securities (Cost $7,489,837)	6,990,514

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2023

Shares/$ Par		Value
Money Market Fund — 4.9%
	BlackRock Liquidity Funds:
14,027,362	T-Fund, Institutional Class	$14,027,362

	Total Money Market Fund (Cost $14,027,362)	14,027,362

Total Investments (Cost $312,824,300***)	99.3%	286,974,607

Other Assets and Liabilities, excluding Loan Payable (net)	0.7%	2,217,446

Total Managed Assets	100.0%‡	$289,192,053

Loan Principal Balance		(118,500,000)

Net Assets Available To Common Stock		$170,692,053

§Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security.

*Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income (unaudited).

**Securities distributing Qualified Dividend Income only (unaudited).

***Aggregate cost of securities held.

****Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At November 30, 2023, these securities amounted to $75,660,170 or 26.2% of total managed assets.

(1)Perpetual security with no stated maturity date.

(2)All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $230,938,792 at November 30, 2023.

(3)All or a portion of this security has been rehypothecated. The total value of such securities was $110,560,184 at November 30, 2023.

(4)Represents the rate in effect as of the reporting date.

(5)Foreign Issuer.

†A Contingent Capital Security is a hybrid security with contractual loss-absorption characteristics.

‡The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:

3ML	—	3-Month Intercontinental Exchange (ICE) London Interbank Offered Rate (LIBOR) USD A/360
ISDA5	—	5-year USD ICE Swap Semiannual 30/360
SOFR5Y	—	5-year USD ICE Secured Overnight Financing Rate (SOFR) Swap
SW5	—	5-year USD Swap Semiannual 30/360
T5Y	—	Federal Reserve H.15 5-Yr Constant Maturity Treasury Semiannual yield
T7Y	—	Federal Reserve H.15 7-Yr Constant Maturity Treasury Semiannual yield
T10Y	—	Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield
TSFR3M	—	Chicago Mercantile Exchange Inc. (CME) Term SOFR 3-Month

The administrator of U.S. dollar LIBOR, ICE, ceased publication of daily U.S. dollar LIBOR panels after June 30, 2023. For securities where (i) issuers have announced replacement reference rates or (ii) the Adjustable Interest Rate (LIBOR) Act of 2022 was determined by the Adviser to apply, the new reference rate (usually Term SOFR) has been listed as the benchmark. The spread over that benchmark includes any tenor spread adjustment applicable upon benchmark transition. For all other securities, the original reference rate and spread continue to be listed.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2023

ASSETS:
Investments, at value (Cost $312,824,300)		$286,974,607
Dividends and interest receivable		3,006,397
Prepaid expenses		164,721
Total Assets		290,145,725

LIABILITIES:
Loan Payable	$118,500,000
Interest expense payable	614,060
Dividends payable to Common Stock Shareholders	77,953
Investment advisory fees payable	129,605
Administration, Transfer Agent and Custodian fees payable	30,707
Servicing Agent fees payable	10,748
Professional fees payable	73,407
Accrued expenses and other payables	17,192
Total Liabilities		119,453,672
NET ASSETS AVAILABLE TO COMMON STOCK		$170,692,053

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Total distributable earnings (loss)		$(52,986,885)
Par value of Common Stock		104,568
Paid-in capital in excess of par value of Common Stock		223,574,370
Net Assets Available to Common Stock		$170,692,053

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (10,456,821 shares outstanding)		$16.32

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2023

INVESTMENT INCOME:
Dividends†		$7,280,730
Interest		12,803,317
Rehypothecation Income		55,190
Total Investment Income		20,139,237

EXPENSES:
Investment advisory fees	$1,602,273
Interest expense	6,945,297
Administrator’s fees	252,757
Servicing Agent fees	133,249
Professional fees	132,077
Insurance expense	92,869
Transfer Agent fees	20,430
Directors’ fees	54,100
Custodian fees	29,304
Compliance fees	35,000
Other	75,405
Total Expenses		9,372,761
NET INVESTMENT INCOME		10,766,476

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments sold during the year		(7,068,059)
Change in unrealized appreciation/(depreciation) of investments		(1,592,466)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(8,660,525)

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$2,105,951

†For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Year Ended November 30, 2023	Year Ended November 30, 2022
OPERATIONS:
Net investment income	$10,766,476	$14,470,885
Net realized gain/(loss) on investments sold during the year	(7,068,059)	1,726,739
Change in net unrealized appreciation/(depreciation) of investments	(1,592,466)	(52,936,175)
Net increase/(decrease) in net assets resulting from operations	2,105,951	(36,738,551)

DISTRIBUTIONS:
Dividends paid from distributable earnings to Common Stock Shareholders(1)	(11,444,991)	(15,001,058)
Total Distributions	(11,444,991)	(15,001,058)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	—	599,688
Increase from shares issued under the at-the-market program(2)	—	556,404
Net increase in net assets available to Common Stock resulting from Fund share transactions	—	1,156,092

NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE YEAR	$(9,339,040)	$(50,583,517)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of year	$180,031,093	$230,614,610
Net decrease in net assets during the year	(9,339,040)	(50,583,517)
End of year	$170,692,053	$180,031,093

(1)May include income earned, but not paid out, in prior fiscal year.

(2)Net of offering costs of $0 and $6,440 for the years ended November 30, 2023 and November 30, 2022, respectively.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF CASH FLOWS

For the Year Ended November 30, 2023

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$2,105,951

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(24,343,827)
Proceeds from disposition of investment securities	34,994,484
Net purchases of short-term investment securities	(10,862,746)
Cash received from bankruptcy claim	1,279
Decrease in dividends and interest receivable	237,660
Increase in prepaid expenses	(1,530)
Net amortization/(accretion) of premium/(discount)	482,570
Increase in interest expense payable	180,785
Decrease in payables to related parties	(4,050)
Decrease in accrued expenses and other liabilities	(39)
Change in net unrealized (appreciation)/depreciation of investments	1,592,466
Net realized loss from investments sold	7,068,059
Net cash provided by operating activities	11,451,062

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend paid (net of reinvestment of dividends, if any, and change in dividends payable) to common stock shareholders from net distributable earnings	(11,451,062)
Net cash used in financing activities	(11,451,062)
Net increase/(decrease) in cash	—

CASH:
Beginning of the year	$—
End of the year	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the year	$6,764,512
Reinvestment of dividends	—
Decrease of dividends payable to common stock shareholders	(6,071)

Flaherty & Crumrine Total Return Fund Incorporated

Financial Highlights

For a Common Stock share outstanding throughout each year

The accompanying notes are an integral part of the financial statements.

Contained below and on the following page is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Year Ended November 30,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$17.22	$22.18	$21.97	$21.72	$19.10
INVESTMENT OPERATIONS:
Net investment income	1.03	1.39	1.50	1.48	1.32
Net realized and unrealized gain/(loss) on investments	(0.84)	(4.91)	0.24	0.26	2.68
Total from investment operations	0.19	(3.52)	1.74	1.74	4.00
FINANCING OPERATIONS:
Premium from shelf offering, net of offering cost	—	—	0.04	—	—
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.09)	(1.44)	(1.57)	(1.49)	(1.38)
Total distributions to Common Stock Shareholders	(1.09)	(1.44)	(1.57)	(1.49)	(1.38)
Net asset value, end of year	$16.32	$17.22	$22.18	$21.97	$21.72
Market value, end of year	$14.22	$16.19	$22.62	$23.14	$22.10
Total investment return based on net asset value*	1.96%	(16.12)%	8.14%	8.83%	21.83%
Total investment return based on market value*	(5.51)%	(22.67)%	4.71%	12.66%	38.70%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of year (in 000’s)	$170,692	$180,031	$230,615	$220,188	$216,716
Operating expenses including interest expense(1)	5.45%	2.60%	1.66%	2.05%	2.92%
Operating expenses excluding interest expense	1.41%	1.30%	1.20%	1.24%	1.26%
Net investment income†	6.26%	7.21%	6.63%	7.21%	6.40%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	9%	7%	12%	12%	18%
Total managed assets, end of year (in 000’s)	$289,192	$298,531	$349,115	$328,088	$324,616
Ratio of operating expenses including interest expense(1) to average total managed assets	3.23%	1.64%	1.11%	1.34%	1.91%
Ratio of operating expenses excluding interest expense to average total managed assets	0.84%	0.82%	0.81%	0.82%	0.83%

*Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)See Note 7.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

Financial Highlights (Continued)

For a Common Stock share outstanding throughout each year

	Year Ended November 30,
	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$21.69	$19.82	$20.36	$21.10	$19.56
INVESTMENT OPERATIONS:
Net investment income	1.33	1.43	1.60	1.65	1.67
Net realized and unrealized gain/(loss) on investments	(2.48)	2.01	(0.51)	(0.76)	1.59
Total from investment operations	(1.15)	3.44	1.09	0.89	3.26
FINANCING OPERATIONS:
Premium from shelf offering, net of offering cost	—	—	—	—	—
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.44)	(1.57)	(1.63)	(1.63)	(1.72)
Total distributions to Common Stock Shareholders	(1.44)	(1.57)	(1.63)	(1.63)	(1.72)
Net asset value, end of year	$19.10	$21.69	$19.82	$20.36	$21.10
Market value, end of year	$17.07	$21.33	$20.08	$19.42	$20.96
Total investment return based on net asset value*	(5.14)%	17.85%	5.51%	4.75%	17.71%
Total investment return based on market value*	(13.79)%	14.39%	12.06%	0.59%	25.94%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of year (in 000’s)	$190,202	$215,986	$196,922	$201,622	$208,855
Operating expenses including interest expense(1)	2.65%	2.27%	2.04%	1.80%	1.77%
Operating expenses excluding interest expense	1.23%	1.26%	1.30%	1.28%	1.27%
Net investment income†	6.42%	6.73%	7.89%	7.92%	8.15%
SUPPLEMENTAL DATA: ††
Portfolio turnover rate	13%	21%	14%	8%	29%
Total managed assets, end of year (in 000’s)	$298,102	$323,886	$301,722	$306,422	$311,755
Ratio of operating expenses including interest expense(1) to average total managed assets	1.74%	1.52%	1.34%	1.20%	1.17%
Ratio of operating expenses excluding interest expense to average total managed assets	0.81%	0.84%	0.86%	0.85%	0.84%

*Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)See Note 7.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 30, 2022	$0.1035	$16.91	$15.79	$16.03
January 31, 2023	0.1035	18.39	17.84	17.87
February 28, 2023	0.0955	17.97	16.67	16.65
March 31, 2023	0.0955	16.01	14.70	14.78
April 28, 2023	0.0955	16.16	14.90	14.90
May 31, 2023	0.0890	15.83	14.38	14.63
June 30, 2023	0.0890	16.06	14.37	14.48
July 31, 2023	0.0890	16.50	14.51	14.60
August 31, 2023	0.0835	16.29	14.25	14.30
September 29, 2023	0.0835	15.99	13.69	13.48
October 31, 2023	0.0835	15.29	13.00	13.29
November 30, 2023	0.0835	16.32	14.22	14.40

(1)Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	11/30/2023	11/30/2022	11/30/2021	11/30/2020	11/30/2019
Total Debt Outstanding, End of Period (000s)(1)	$118,500	$118,500	$118,500	$107,900	$107,900
Asset Coverage per $1,000 of Debt(2)	2,440	2,519	2,946	3,041	3,008

	11/30/2018	11/30/2017	11/30/2016	11/30/2015	11/30/2014
Total Debt Outstanding, End of Period (000s)(1)	$107,900	$107,900	$104,800	$104,800	$102,900
Asset Coverage per $1,000 of Debt(2)	2,763	3,002	2,879	2,924	3,030

(1)	See Note 7.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS

1.Organization

Flaherty & Crumrine Total Return Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on June 23, 2003, and commenced operations on August 29, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide its common shareholders with high current income. The Fund’s secondary investment objective is capital appreciation.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), including the accounting and reporting principles under ASC 946-10-50-1, and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate a valuation designee to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available.

The net asset value of the Fund’s Common Stock is calculated by the Fund’s Administrator (as defined below) no less frequently than on the last business day of each week and month in accordance with the policies and procedures adopted by the Adviser (as defined below), as the Valuation Designee of the Board of Directors (the “Board”) of the Fund. Net asset value is calculated by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Valuation Designee. In determining the evaluated mean value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations (based on the mean of bid and asked price), market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by the Valuation Designee, including reference to valuations of other securities which are comparable in quality, maturity and type.

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities
•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of November 30, 2023 is as follows:

	Total Value at November 30, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Stock & Hybrid Preferred Securities
Banking	$94,936,018	$48,900,183	$46,035,835	$—
Financial Services	9,424,886	1,832,234	7,592,652	—
Insurance	52,597,437	10,188,753	42,408,684	—
Utilities	18,370,327	4,396,922	13,973,405	—
Energy	16,017,226	8,724,472	7,292,754	—
Communication	2,824,494	—	2,824,494	—
Real Estate Investment Trust (REIT)	4,227,969	4,227,969	—	—
Miscellaneous Industries	6,186,440	1,256,463	4,929,977	—
Contingent Capital Securities
Banking	61,371,934	—	61,371,934	—
Corporate Debt Securities
Banking	274,898	274,898	—	—
Insurance	3,491,155	—	3,491,155	—
Communication	781,040	781,040	—	—
Miscellaneous Industries	2,443,421	—	2,443,421	—
Money Market Fund	14,027,362	14,027,362	—	—
Total Investments	$286,974,607	$94,610,296	$192,364,311	$—

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are unaffiliated with the Adviser (as defined below). To assess the continuing appropriateness of security valuations, the Adviser regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, the Valuation Designee evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Prepaid expenses: Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and at-the-market program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and at-the-market program expenses represent fees and expenses incurred to establish and maintain the Fund’s shelf registration and at-the-market program. Those expenses are allocated to paid-in capital for each transaction on a pro-rata basis based on gross proceeds relative to the total amount offered under the shelf registration. Any unallocated prepaid expense balance associated with the shelf registration and the at-the-market program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or at-the-market program.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2023, 2022, 2021 and 2020), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (each tax year in the four-year period ended November 30, 2023) are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense, which is included in Other expenses in the Statement of Operations. Excise tax, if any, is disclosed below in Excise Tax. There were no expenses for tax-related interest and penalties for the fiscal year ended November 30, 2023.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 was as follows:

	Distributions paid in fiscal year 2023		Distributions paid in fiscal year 2022
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Common Stock	$11,444,991	$0	$15,001,058	$0

As of November 30, 2023, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)
$(23,248,881)	$102,868	$0	$(30,601,396)

The composition of the Fund’s accumulated realized capital losses as of November 30, 2023, is indicated below. These losses may be carried forward and offset against future capital gains.

No Expiration Short Term	No Expiration Long Term	Total
$2,669,728	$20,579,153	$23,248,881

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Reclassification of accounts: During the year ended November 30, 2023, reclassifications were made in the Fund’s capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2023. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

Paid-in Capital	Total Distributable Earnings
$11,197	$(11,197)

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund is subject to a payment of an estimated $7,300 of federal excise taxes attributed to calendar year 2023.

3.	Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the first $200 million of the Fund’s average monthly total managed assets, 0.50% of the next $300 million of the Fund’s average monthly total managed assets, and 0.45% of the Fund’s average monthly total managed assets above $500 million.

For purposes of calculating the fees payable to the Adviser, Servicing Agent (as defined below), Administrator and Custodian (as defined below), the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

Destra Capital Advisors LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a monthly fee calculated in an annual amount equal to (a) an FC Funds Fee (defined below) times (b) the Fund’s average weekly net assets attributable to Common Stock divided by the average weekly net assets attributable to the aggregate common stock of both the Fund and Flaherty & Crumrine Preferred and Income Securities Fund (together with the Fund, the “FC Funds”). The FC Funds Fee is 0.10% on the first $500 million of average weekly net assets attributable to the common stock of the FC Funds and 0.05% on average weekly net assets greater than $500 million.

The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares of Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets, and 0.02% of the Fund’s average weekly total managed assets above $1 billion.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Computershare Inc. (“Computershare”) serves as the Fund’s transfer agent, dividend disbursing agent and registrar (the “Transfer Agent”). As compensation for Computershare’s services as Transfer Agent, the Fund pays Computershare an annual fee in the amount of $20,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets, and 0.005% of the Fund’s average weekly total managed assets above $1 billion.

The Fund pays each Director, who is not a director, officer or employee of the Adviser, a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board or Audit Committee, $500 for each in-person meeting of the Nominating and Governance Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chair receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4.Purchases and Sales of Securities

For the year ended November 30, 2023, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $24,343,827 and $34,994,484, respectively.

At November 30, 2023, the aggregate cost of securities for federal income tax purposes was $317,576,003, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,637,045 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $33,328,441.

5.Common Stock

At November 30, 2023, 240,000,000 shares of $0.01 par value Common Stock were authorized.

The Fund has an effective “shelf” registration statement that allows it to issue shares of Common Stock periodically pursuant to Rule 415 under the Securities Act of 1933 (the “Shelf Registration Statement”). The Shelf Registration Statement permits the Fund to offer and sell Common Stock having an aggregate offering value of up to $75,000,000. Under the 1940 Act, the Fund generally may not sell Common Stock at a price below the current net asset value of such Common Stock, net of any distributing commission or discount. Accordingly, the Fund may be unable to issue Common Stock from time to time, particularly when the shares of Common Stock are trading at a discount to their net asset value. The Fund is not required to issue Common Stock pursuant to the Shelf Registration Statement and may choose not to do so.

The Fund has entered into an at-the-market sales agreement (the “Sales Agreement”) with Virtu Americas LLC (“Virtu”) under which Virtu acts as the Fund’s agent or principal for the offer and sale of the Common Stock. Virtu is entitled to compensation at a commission rate of up to 1.0% of the gross sales price per share sold under the Sales Agreement.

The aggregate dollar amount of Common Stock available under the Shelf Registration Statement as of November 30, 2023 was $66,763,617.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Common Stock transactions were as follow:

	Year Ended 11/30/2023		Year Ended 11/30/2022
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	—	$—	29,655	$599,688
Shares Sold through and net proceeds from Shelf Offering	—	$—	28,948	$556,404

Costs incurred by the Fund in connection with the Shelf Registration Statement are recorded as a prepaid expense and included in “Prepaid Expenses” on the Statement of Assets and Liabilities. These costs are amortized pro rata as Common Stock is sold and are recognized and presented net as a component of “Increase from shares issued under the at-the-market program” on the Statements of Changes in Net Assets Available to Common Stock. Any deferred offering costs remaining three years after effective date of the Shelf Registration will be expensed. Costs incurred by the Fund to keep the Shelf Registration current are expensed as incurred and recognized as a component of “Expenses: Other” on the Statement of Operations.

6.Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

7.Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Securities Corp. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of November 30, 2023, the committed amount, and amount borrowed, under the Financing Agreement was $118.5 million.

Daily panels of U.S. dollar LIBOR rates ended after June 30, 2023. Effective February 21, 2023 (the “Transition Date”), the lender charges an annualized rate of the Secured Overnight Financing Rate (“SOFR”), reset daily, plus 0.90% on the drawn (borrowed) balance. Prior to the Transition Date, the lender charged an annualized rate of one-month LIBOR, reset monthly, plus 0.80% on the drawn balance. The lender’s charges on the undrawn (committed) balance remain unchanged at an annualized rate of 0.65%. For the year ended November 30, 2023, the daily weighted average annualized interest rate on the drawn balance was 5.781% and the average daily loan balance was $118,500,000. SOFR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, more than 50% of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with 180 days’ advance notice.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through borrowing under a credit facility, unless immediately thereafter the Fund will have an asset coverage of at least 300%. This requirement is applied at the time the Fund draws on the loan and not on a daily basis. Because the Fund borrows under a privately arranged credit facility, it is not subject to certain limitations imposed by the 1940 Act on paying dividends or making distributions if the asset coverage on its borrowings falls below 300%.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. As of November 30, 2023, Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations. The Fund had rehypothecation income of $55,190 for the fiscal year ended November 30, 2023.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Flaherty & Crumrine Total Return Fund Incorporated:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Flaherty & Crumrine Total Return Fund Incorporated (the Fund), including the portfolio of investments, as of November 30, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets available to common stock for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the ten year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the ten year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Flaherty & Crumrine Incorporated investment companies since 2001.

Boston, Massachusetts
January 19, 2024

Flaherty & Crumrine Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Summary of Fund Expenses

The purpose of the following tables and example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly, from shares you own and shares sold under the Fund’s Shelf Registration Statement. The table reflects the use of leverage in the form of Borrowings in an amount equal to 40.98% of the Fund’s managed assets (after the leverage is incurred) and shows Fund expenses as a percentage of net assets attributable to Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expenses (Percentage of Offering Price)
Sales load paid by you (as a percentage of offering price)	1.00%	(1)
Offering Expenses borne by Common Shareholders	0.18%
Dividend reinvestment and cash purchase plan fees	None	(2)

Annual Expenses (Percentage of Net Assets Attributable to Common Shares (Includes Leverage)(3))
Investment management fee(4)	0.93%
Interest payments on borrowed funds(5)	4.04%
Other expenses(6)	0.48%
Total annual Fund operating expenses	5.45%

(1)	As of November 30, 2023, the Fund had an effective registration statement (“Shelf Registration Statement”) under which it may offer and sell additional Common Shares of the Fund. The maximum sales load for offerings made at-the-market under the Shelf Registration Statement is presently expected to be 1.00% of the offering price. Such Shelf Registration Statement will expire in April 2024.
(2)	There is no charge to participants for reinvesting dividends or capital gains distributions. The Fund’s dividend disbursing agent’s (the “Plan Agent”) service fee for handling the reinvestment of such dividends and capital gains distributions will be paid by the Fund. Shareholders will bear a proportionate share of brokerage commissions on all open market purchases. See “Dividend Reinvestment and Cash Purchase Plan.”
(3)	For purposes of the Fee Table, the Fund’s net assets have been calculated as managed assets less the principal amount of Borrowings under the Financing Agreement. As of November 30, 2023, the Fund did not have any Preferred Shares outstanding nor is it party to any Reverse Repurchase Agreements.
(4)	The Adviser receives a monthly management fee for its advisory services equal to an effective annual rate of 0.55% of the Fund’s average monthly total managed assets assuming the amount of leverage of 40.98% of the Fund’s managed assets is used.
(5)	Interest expense assumes that leverage represents 40.98% of the Fund’s managed assets and is charged at an interest rate pursuant to the Financing Agreement. As of November 30, 2023, the annualized interest rate on the drawn balance was 6.210%.
(6)	“Other expenses” are based upon estimated amounts for the current fiscal year.

Example (At-the-Market Transaction)

The following example illustrates the hypothetical expenses (including the sales load of $10.00 and estimated offering expenses of $1.78 on an at-the-market offering) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 5.45% of net assets attributable to Common Shares and (2) a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$67	$176	$285	$549

Flaherty & Crumrine Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower. The example assumes that the estimated “Other expenses” set forth in the Annual Expenses Table is accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Price Range of Common Shares

The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the NYSE per Common Share, and the NAV per Common Share and the premium to or discount from NAV, on the date of each of the high and low market prices. The table also sets forth the number of Common Shares traded on the NYSE during the respective quarters.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) On Date of Market Price		Trading Volume
Quarter Ended	High	Low	High	Low	High	Low
November 30, 2023	$14.41	$12.66	$16.35	$15.18	(10.77%)	(16.92%)	2,011,781
August 31, 2023	$14.70	$13.99	$16.50	$15.86	(8.18%)	(13.27%)	1,654,972
May 31, 2023	$16.64	$13.60	$17.91	$15.08	(6.56%)	(11.63%)	1,996,198
February 28, 2023	$18.03	$15.45	$18.63	$16.91	(2.60%)	(8.83%)	1,833,805
November 30, 2022	$17.22	$14.84	$18.09	$16.23	(4.39%)	(10.14%)	1,846,428
August 31, 2022	$19.75	$17.37	$19.02	$17.77	4.66%	(3.87%)	1,134,864
May 31, 2022	$20.21	$18.09	$20.84	$18.21	5.28%	(5.13%)	2,096,833
February 28, 2022	$22.98	$19.70	$22.48	$20.63	2.96%	(5.06%)	1,562,836

As of November 30, 2023, the NAV per Common Share of the Fund was $16.32 and the market price per Common Share was $14.22, representing a discount to NAV of 12.87%.

As of November 30, 2023, the Fund has outstanding 10,456,821 Common Shares.

Shares of closed-end investment companies frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund’s Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. The Board of Directors may also consider converting the Fund to an open-end fund, which would require a vote of the shareholders of the Fund.

Flaherty & Crumrine Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Effects of Leverage

As of November 30, 2023, the committed amount, and amount borrowed, under the Financing Agreement was $118.5 million. The lender currently charges an annualized rate of the Secured Overnight Financing Rate (“SOFR”), reset daily, plus 0.90% on the drawn (borrowed) balance. The lender charges an annualized rate of 0.65% on the undrawn (committed) balance. As of November 30, 2023, the annualized interest rate on the drawn balance was 6.210%.

Assuming the Fund uses leverage representing 40.98% of the Fund’s managed assets and is charged interest or involves payment at a rate set by an interest rate transaction at an annual average rate of approximately 6.210%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 2.54% to cover such interest payments or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates based on current market conditions, used for illustration. Actual dividend rates, interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table assumes leverage in an aggregate amount equal to 40.98% of the Fund’s managed assets. See “Principal Risks of the Fund – Leverage Risk.”

If the Fund uses leverage, the amount of fees paid to the Adviser for its services will be higher than if the Fund does not use leverage because the fees paid are calculated on managed assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and Common Shareholders, as only the Common Shareholders would bear the fees and expenses incurred through the Fund’s use of leverage. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including among other things, the Adviser’s assessment of the yield curve, interest rate trends, market conditions and other factors. See “Summary of Fund Expenses.”

Assumed Portfolio Total Return (net of expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-21.25%	-12.78%	-4.31%	4.16%	12.63%

Common Share total return is comprised of two elements – the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s Borrowings as described above and dividend payments on any Preferred Shares issued by the Fund) and gain and losses on the value of the securities the Fund owns. As required by the rules of the SEC, the table assumes the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investment is entirely offset by losses in the value of those securities (including the proceeds from a Reverse Repurchase Agreement).

Unresolved Staff Comments

The Fund does not believe that there are any material unresolved written comments, received 180 days or more before November 30, 2023 from the Staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act or the Investment Company Act, or its Registration Statement.

Flaherty & Crumrine Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by Computershare as agent under the Plan, unless the Shareholder elects to receive cash. Registered Shareholders may elect to receive cash by contacting Computershare at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the Shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A Shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, Computershare will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If Computershare commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, Computershare will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to Computershare’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2023, $1,817 in brokerage commissions incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by Computershare under the Plan.

Flaherty & Crumrine Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying Computershare in writing, by completing the form on the back of the Plan account statement and forwarding it to Computershare, or by calling Computershare, directly. A termination will be effective immediately if notice is received by Computershare not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, Computershare will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from Computershare at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 17, 2023. This filing, as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-PORT

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters as an exhibit on Form N-PORT, the latest of which was filed for the quarter ended August 31, 2023. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s full portfolio holdings as of its first and third fiscal quarters will be made publicly available 60 days after the end of each quarter on www.sec.gov.

Supplementary Tax Information

Distributions to Common Stock Shareholders are characterized as follows for purposes of federal income taxes (as a percentage of total distributions). Individual Shareholders will receive a Form 1099-DIV in 2024 with information about the tax character of distributions they received in calendar year 2023.

	Individual		Corporate
FLC	QDI	Ordinary	DRD	Ordinary
Fiscal Year 2023	97.35%	2.65%	42.78%	57.22%
Calendar Year 2023	98.94%	1.06%	43.50%	56.50%

Flaherty & Crumrine Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Morgan Gust† 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 76	Lead Independent Director and Nominating and Governance Committee Chair	Class II Director since inception	Majority owner and Executive Manager of various entities engaged in commercial farming, agriculture and real estate.	5	None

David Gale 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 74	Director	Class I Director since inception	President of Delta Dividend Group, Inc. (investments).	5	None

Karen H. Hogan 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 62	Director and Audit Committee Chair	Class III Director since 2016‡	Board Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2026 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2024 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2025 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

†Mr. Gust retired from the Board effective January 19, 2024.

‡ Ms. Hogan served as a Class II Director from 2005 - 2016.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
INTERESTED DIRECTOR and OFFICER:

R. Eric Chadwick(1) 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 48	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since 2016	Portfolio Manager and President of Flaherty & Crumrine.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2026 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2024 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2025 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

(1)“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
OFFICERS:

Chad C. Conwell 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 51	Chief Compliance Officer, Vice President and Secretary	Since 2005	Executive Vice President, Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 64	Chief Financial Officer, Vice President and Treasurer	Since Inception	Portfolio Manager, Executive Vice President and Chief Financial Officer of Flaherty & Crumrine

Roger Ko 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 49	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine

*Each officer serves until their successor is elected and qualifies or until their earlier resignation or removal.

Flaherty & Crumrine Total Return Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited)

Since the Fund’s last annual report to common stock shareholders, there have been no material changes to the Fund’s investment objective, policies or principal risk factors.

Investment Objective and Policies

The Fund’s primary investment objective is to provide its common shareholders with high current income. The Fund’s secondary investment objective is capital appreciation. The Fund’s investment objectives may not be changed except through an amendment to the Fund’s Articles of Incorporation. Any such amendment would require the affirmative vote of at least 80% of the votes of the Fund’s Common Shares and preferred stock (“Preferred Shares”) entitled to be cast by shareholders, voting together as a single class, and of at least 80% of the votes of the Fund’s Preferred Shares entitled to be cast by shareholders, voting as a separate class.

In seeking its investment objectives, the Fund normally will invest at least 80% of its total assets in a diversified portfolio of preferred securities and other income-producing securities, consisting of various debt securities. The portions of the Fund’s assets invested in various types of preferred, debt or common stock may vary from time to time depending on market conditions, although the Fund will normally invest at least 50% of its total assets in preferred securities.

The Fund will invest, under normal market conditions, at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokerage and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. For example, the Fund could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, communications and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate considering current market and credit conditions.

The Fund may invest up to 100% of its total assets in securities of U.S. companies, and may also invest up to 30% of its total assets in U.S. dollar-denominated securities issued by companies organized or having their principal place of business outside the United States.

At the time of purchase, at least 90% of the Fund’s total assets will be either (a) rated investment grade by any one of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”) or (b) issued by companies with issuer or senior unsecured debt ratings that are investment grade by any one of Moody’s, S&P or Fitch. In addition, for purposes of this 90% policy, the Fund may include unrated securities that the Adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest. Some of the Fund’s total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in securities of below investment grade quality, an investment in the Fund should be considered speculative.

The maturities of securities in which the Fund will invest generally will be longer-term (perpetual, in the case of many preferred securities and CoCos, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term securities. The Fund can

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

buy securities of any maturity or duration. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise by 1% and increase in value by 3% if interest rates fall by 1%.

The portion of the Fund’s total assets not invested in preferred and other income-producing securities may be invested in, among other securities, common stocks, money market instruments, money market mutual funds, asset- backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Securities”) and such obligations which are subject to repurchase agreements and commercial paper. Depending on market conditions, these investments may at times have a higher or lower yield than preferred securities and other income-producing securities in which the Fund invests.

Unless designated as a “fundamental” policy or restriction and except as described above, the investment limitations and policies of the Fund may be changed by the Board of Directors without shareholder approval.

Primary Investment Strategies and Techniques

Preferred Securities. Preferred securities share many investment characteristics with both bonds and common stock; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in equity-income funds or both equity funds and bond funds. Similar to bonds, preferred securities, which generally pay fixed- or adjustable-rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, like common stock, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt, and the company can skip or defer dividend or interest payments for extended periods of time without triggering an event of default. Further, different types of preferred securities can be junior or senior to other types of preferred securities in both priority of payment of dividends or interest and/or the liquidation of a company’s assets.

Preferred securities can be structured differently for retail and institutional investors, and the Fund may purchase either structure. The retail segment is typified by $25 par securities that are listed on a stock exchange and which trade and are quoted with accreted dividend or interest income included in the price. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade over-the-counter (“OTC”) and are quoted on a “clean” price, i.e., without accrued dividend or interest income included in the price.

While preferred securities can be issued with a final maturity date, others (including most traditional preferred stock) are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable, and many preferred securities are non-cumulative, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities.

Debt Securities. The Fund may invest in a variety of debt securities, including corporate senior or subordinated debt securities and U.S. government securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

amount borrowed on or before maturity. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.

Contingent Capital Securities. Contingent capital securities or “CoCos” have features similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions that make the securities more like equity. An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors.

Illiquid Securities. The Fund may invest up to 20% of its total assets in instruments that lack a secondary trading market or are otherwise considered illiquid. Generally, illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Fundamental Investment Restrictions. The Fund has adopted certain fundamental investment restrictions that may not be changed without the approval of the holders of a majority of the outstanding voting securities, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. A “majority of the outstanding voting securities” for this purpose means the lesser of (1) 67% or more of the Common Shares and, if issued, preferred stock (“Preferred Shares”) present at a meeting of the shareholders, voting together as single class, if the holders of more than 50% of such shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding Common Shares and outstanding Preferred Shares, voting together as a single class. A majority of the Fund’s outstanding Preferred Shares for this purpose is more than half of the outstanding Preferred Shares. For purposes of the restrictions listed below, all percentage limitations apply immediately after acquisition, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination or reduction of any security from the Fund’s portfolio. Under its fundamental restrictions:

1.The Fund may not purchase securities (other than Government Securities) of any issuer if as a result of the purchase more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation.

2. The Fund may not purchase more than 10% of the voting securities of any one issuer, except that (i) this limitation is not applicable to the Fund’s investments in Government Securities and (ii) up to 25% of the value of the Fund’s total assets may be invested without regard to this 10% limitation.

3. The Fund may not issue senior securities (including borrowing money for other than temporary or emergency purposes) except in conformity with the limits set forth in the 1940 Act.

4. The Fund may not sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options on securities, futures and options on futures, and may make short sales of securities “against the box.”

5. The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities may be deemed to be an underwriting.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

6. The Fund may not purchase, hold or deal in real estate or oil and gas interests, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests in real estate and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

7. The Fund may purchase and sell commodities or commodity contracts, including futures contracts, to the extent permitted by law.

8. The Fund may not lend any funds or other assets, except through purchasing debt securities, lending portfolio securities and entering into repurchase agreements consistent with the Fund’s investment objectives.

9. The Fund may not invest more than 25% of its total assets in securities of issuers in a single industry, except that this limitation will not be applicable to the purchase of Government Securities, provided that the Fund will invest at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokerage and real estate investment trust (REIT) industries.

10. The Fund may not make any investments for the purpose of exercising control or management of any company.

Except for the investment restrictions set forth above, the Fund’s investment objectives and the Fund’s policy of concentrating in the financials sector, the other policies and percentage limitations referred to in the Prospectus or in this SAI are not fundamental policies of the Fund and, unless provided to the contrary in the Fund’s Articles of Incorporation (together with any amendments or supplements thereto, including any articles supplementary, the “Articles of Incorporation”), may be changed by the Fund’s Board of Directors without shareholder approval. In addition, (1) the Fund’s investment objectives, (2) the Fund’s status as a diversified investment company (the requirements for which are embodied in investment restrictions nos. 1 and 2 above) and (3) the Fund’s policy of not making any investments for the purpose of exercising control or management of any company (see investment restriction no. 10 above) may not be changed except through an amendment to the Fund’s Articles of Incorporation. Any such amendment would require the affirmative vote of at least 80% of the votes of the Common Shares and Preferred Shares entitled to be cast by shareholders, voting together as a single class, and of at least 80% of the votes of the Preferred Shares entitled to be cast by shareholders, voting as a separate class. The Fund’s policy of investing at least 80% of its total assets in preferred securities and other income-producing securities is non-fundamental and may be changed by the Board of Directors without shareholder approval, to become effective on at least 60 days’ written notice to shareholders prior to any such change.

With respect to investment restriction number 9, the Fund, for example, could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate in light of current market and credit conditions.

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Principal Risks of the Fund

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions.

Market Events Risk. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted.

Preferred, Contingent Capital and Other Subordinated Securities Risk. Preferred, contingent capital and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

Contingent Capital Securities Risk. Contingent capital securities or “CoCos” have features and risks similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions and restrictions on dividend or interest payments that make the securities more like equity. This is particularly true in the financial sector, the largest preferred issuer segment.

In one version of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another version of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. In addition, some such instruments also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.

An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors. In addition, interest or dividend payments may be reduced or eliminated if certain earnings or capital levels are breached.

Trust Preferred Securities Risk. Some preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. In some cases, when investing in hybrid-preferred securities issued by trusts or other special purpose entities, the Fund may not have recourse against the operating company in the event that the trust or other special purpose entity cannot pay the obligation and therefore, the Fund may lose some or all of the value of its investments in the hybrid-preferred security.

Concentration Risk. The Fund invests at least 25% of its total assets in the financials sector. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting the financials sector.

Financials Sector Risk. The financials sector is especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

U.S. and foreign laws and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank’s failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt, preferred securities and contingent capital securities, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, such as imposing resolution authority, conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company’s cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends or ultimately to redeem its securities (as they mature).

Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company’s failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders’ equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of funds to borrow and interest rates.

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Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

High Yield Securities Risk. Although high yield securities generally pay higher rates of interest than investment grade securities, high yield securities are high-risk investments that may cause income and principal losses for the Fund. High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, for example, leaving few or no assets available to repay high yield bond holders. Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing. High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There may be significant differences in the prices quoted for high yield securities by dealers in the market. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are the opinions of such entities. A rating assigned by a rating agency is not an absolute standard of credit quality and does not evaluate a security’s market risk or liquidity. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected redemptions or prepayments. This may lock in a below-market yield, increase the security’s sensitivity to changes in interest rates (“duration”) and further reduce the value of the security. Fixed rate securities with longer durations tend to be more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

The market value of floating-rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

Liquidity Risk. The Fund may invest, up to 20% of its total assets, in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet the Fund’s obligations, including potential repayment of leverage borrowings, if any.

Foreign Investment Risk. Because the Fund may invest its assets in foreign instruments, the value of Fund shares can be adversely affected by political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests proceeds from matured, traded or redeemed securities at market interest rates that are below the Fund portfolio’s current earnings rate. For example, during periods of declining interest rates, the issuer of a security may exercise its option to redeem a security, causing the Fund to reinvest the proceeds into lower-yielding securities, which may result in a decline in the Fund’s income and distributions to Common Shareholders.

Selection Risk. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Management Risk. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Decisions made by the Adviser may cause the Fund to incur losses or to miss profit opportunities.

Leverage Risk. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that leveraging strategy will be successful. Leverage involves risks and special considerations for holders of Common Shares, including: the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return on the holders of the Common Shares; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; when the Fund uses financial leverage, the management fees payable to the Adviser will be higher than if the Fund did not use leverage; and leverage may increase operating costs, which may reduce total return.

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Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. We cannot predict whether the Common Shares will trade at, above or below net asset value.

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for trading some of the preferred and other income securities owned by the Fund. Preferred, contingent capital and debt securities generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of these securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Reference Rate Risk. The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned or will transition in the future from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effect of the LIBOR transition process nor its ultimate success can yet be known.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser, and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Given the risks described above, an investment in the Fund’s Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Flaherty & Crumrine Total Return Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Portfolio Managers

Since the Fund’s last annual report to common stock shareholders, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

The portfolio managers of the Fund are R. Eric Chadwick and Bradford S. Stone.

R. Eric Chadwick CFA, President. Mr. Chadwick has managed preferred and other income-producing securities at Flaherty & Crumrine since 1998. He also serves as Director, Chairman of the Board, Chief Executive Officer and President of Flaherty & Crumrine’s U.S. closed-end funds. Mr. Chadwick earned his B.S. in Economics from the University of Kansas and his M.B.A. from the UCLA Anderson School of Management.

Bradford S. Stone, Executive Vice President. Mr. Stone joined Flaherty & Crumrine in May 2003 after a 20-year career on Wall Street. Since 2006, he has been a member of the firm’s portfolio management team and is responsible for macroeconomic and quantitative research and analysis. In addition, he directs the credit research group. He also serves as Chief Financial Officer, Vice President and Treasurer of Flaherty & Crumrine’s U.S. closed-end funds. Mr. Stone earned his A.B. in Economics from Dartmouth College and his M.B.A. from the Wharton School at the University of Pennsylvania.

Fund Organizational Structure

Since the Fund’s last annual report to common stock shareholders, there have been no changes in the Fund’s Articles of Incorporation or By-laws that would delay or prevent a change of control of the Fund.

This report is sent to shareholders of Flaherty & Crumrine Total Return Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Directors

R. Eric Chadwick, CFA
Chairman of the Board

Morgan Gust*

David Gale

Karen H. Hogan

*Mr. Gust retired from the Board
effective January 19, 2024.

Officers

R. Eric Chadwick, CFA
Chief Executive Officer and
President

Chad C. Conwell
Chief Compliance Officer,
Vice President and Secretary

Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer

Roger W. Ko
Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Advisors LLC
1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Total Return Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

Computershare

P.O. Box 43078

Providence, RI 02940-3078
United States
1-866-351-7446 (U.S. toll-free) or
+1 (201) 680 6578 (International)

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)(1)	A copy of registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as Exhibit 19(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that David Gale, Morgan Gust and Karen H. Hogan are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $55,500 for 2023 and $55,500 for 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,350 for 2023 and $10,033 for 2022. Services included the preparation and review of federal and state tax returns, excise tax returns, and tax distribution requirements.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2022.

(e)(1)	The Fund’s Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and any service providers controlling, controlled by or under common control with the Fund’s investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2022.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: David Gale, Morgan Gust and Karen H. Hogan.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are set forth below.

ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated (“FCI”) acts as discretionary investment adviser for various clients, including the following eight pooled investment vehicles (the “Funds”):

As adviser to the “U.S. Funds”	Flaherty & Crumrine Preferred and Income Fund Incorporated
Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated
Flaherty & Crumrine Preferred and Income Securities Fund Incorporated
Flaherty & Crumrine Total Return Fund Incorporated
Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

As sub-adviser to the “Canadian Funds”	Flaherty & Crumrine Investment Grade Preferred Income Fund

As sub-adviser to the “ETF”	Brompton Flaherty & Crumrine Investment Grade Preferred ETF

As sub-adviser to the “Mutual Fund”	Destra Flaherty & Crumrine Preferred and Income Fund

FCI’s authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves.

Purpose

These policies and procedures are designed to satisfy FCI’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where FCI’s interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby FCI exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and FCI will make available to such clients and Fund shareholders the record of FCI’s votes promptly upon request and to the extent required by Federal law and regulations.

Fundamental Standard

FCI will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest.

General

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where FCI does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

FCI may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC’s EDGAR database. In other instances, FCI will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, FCI will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to FCI in making a decision how to vote.

For purposes of decision making, FCI will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where FCI may have discretionary authority with regard to several different securities of the same issuer, it may vote securities “in favor” for those securities or classes where FCI has determined the matter in question to be beneficial while, at the same time, voting “against” for those securities or classes where FCI has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

FCI will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. FCI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

FCI may determine not to vote a proxy for a debt or equity security: if (1) the effect on the applicable client’s economic interests or the value of the portfolio holding is insignificant in relation to its portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable client, including without limitation situations where a jurisdiction imposes share blocking restrictions which may affect the ability to effect transactions in the related securities; or (3) FCI otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

Voting of Common Stock Proxies

FCI categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. FCI normally will vote in favor of management’s recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) “contested” director slates. Non-routine matters will be voted on a case-by-case basis.

Voting of Preferred Stock Proxies and Exercising Consent Rights of Debt Securities

Preferred securities generally have voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders.

Similarly, debt securities typically do not have express voting rights; however, issuers may seek consents to amendments of covenants or rights of the debt holders.

In deciding upon non-routine matters, having to do with the modification of the rights or protections, FCI will attempt, wherever possible, to assess the costs and benefits of such modifications.

In the case of the election of directors when timely payments to preferred shareholders have not been made (“contingent voting”), FCI will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. FCI will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, FCI does not intend to vote such proxies since the time and costs would outweigh the benefits.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between FCI and FCI’s clients may arise when FCI’s relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of FCI’s clients.

FCI will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, FCI will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Funds or the Mutual Fund) in instances when a material conflict of interest may be apparent. FCI must describe the conflict to the client and state FCI’s voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), FCI will vote in accordance with the recommendation it had made to the client.

In all such instances, FCI will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

Amendment of the Policies and Procedures

These policies and procedures may be modified at any time by action of the Board of Directors of FCI but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to FCI’s clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds’ websites and will be disclosed in reports to shareholders as required by law.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under “Item 2 - Code of Ethics” and “Item 12 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.”

(a)(1) Portfolio Managers

R. Eric Chadwick and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the Portfolio Managers is available in the Annual Report included in Response to Item 1(a) above.

(a)(2) Other Accounts Managed By Portfolio Managers

The tables below illustrate other accounts where each of the above-mentioned two Portfolio Managers has significant day-to-day management responsibilities as of November 30, 2023:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (mm)	# of Accounts Managed for which Advisory Fee is Based on Performance

1. R. Eric Chadwick	Other Registered Investment Companies:	5	$2,544	0
	Other Pooled Investment Vehicles:	2	$112	0
	Other Accounts:	10	$868	0

2. Bradford S. Stone	Other Registered Investment Companies:	5	$2,544	0
	Other Pooled Investment Vehicles:	2	$112	0
	Other Accounts:	10	$868	0

Potential Conflicts of Interest

In addition to the Fund, the Portfolio Managers jointly manage accounts for four other closed-end funds, one mutual fund, two Canadian funds and other institutional clients. As a result, potential conflicts of interest may arise as follows:

●	Allocation of Limited Time and Attention. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

●	Allocation of Limited Investment Opportunities. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

●	Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

●	Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3) Portfolio Manager Compensation

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine Incorporated (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine Incorporated and receives quarterly dividends based on his equity interest in the company.

(a)(4) Disclosure of Securities Ownership

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of November 30, 2023:

Name	Dollar Range of Fund Shares Beneficially Owned*
R. Eric Chadwick	$10,001-$50,000
Bradford S. Stone	$10,001-$50,000

*Doesn’t include 4,198 shares held by Flaherty & Crumrine Incorporated of which each portfolio manager is a shareholder.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1)	Not applicable.

(a)(3)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Total Return Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date	January 19, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date	January 19, 2024

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President
(principal financial officer)

Date	January 19, 2024

* Print the name and title of each signing officer under his or her signature.